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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT CERTIFIED
                              PUBLIC ACCOUNTANTS


To the Board of Directors
GREATER ATLANTIC FINANCIAL CORP.

We hereby consent to the inclusion in this Registration Statement on Form SB-2 of our report dated October 31, 2001 relating to the consolidated financial statements of GREATER ATLANTIC FINANCIAL CORP. for the years ended September 30, 2001 and 2000.

We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                                            /s/ BDO Seidman, LLP

Washington, D.C.
January 31, 2002